                                                                Sub-Item 77Q1(a)

                                AMENDMENT NO. 11
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

            This Amendment No. 11 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Funds Group (Invesco Funds Group) (the "Trust") amends, effective December 1, 2011, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

            Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

            WHEREAS, the Trust desires to amend the Agreement to remove the following series portfolios: Invesco Basic Balanced Fund, Invesco Mid Cap Basic Value Fund and Invesco Select Equity;

            NOW, THEREFORE, the Agreement is hereby amended as follows:

      1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

      2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

      3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

      IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 1, 2011.

                                      By:  /s/ John M. Zerr
                                           -------------------------------------
                                      Name:    John M. Zerr
                                      Title:   Senior Vice President

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                                    EXHIBIT 1

                                   "SCHEDULE A
                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                       CLASSES OF EACH PORTFOLIO
----------------------------------------------  --------------------------------
Invesco European Small Company Fund             Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Global Core Equity Fund                 Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco International Small Company Fund        Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class Y Shares
                                                Institutional Class Shares

Invesco Small Cap Equity Fund                   Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class Y Shares
                                                Institutional Class Shares"